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                                                                    Exhibit 3.18

                                     BYLAWS

                                       OF

                              EVERCOM SYSTEMS, INC.

                                    ARTICLE I

                                     OFFICES

     SECTION 1. PRINCIPAL OFFICE. The principal office of the Corporation shall be in the County of Dallas, State of Texas.

     SECTION 2. OTHER OFFICES. The Corporation also may have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  SHAREHOLDERS

     SECTION 1. TIME AND PLACE OF MEETING. Meetings of the shareholders shall be held at such times and at such places, within or without the State of Delaware, as shall be determined by the Board of Directors.

     SECTION 2. ANNUAL MEETINGS. Annual meetings of shareholders shall be held on the second Friday of the first month of each fiscal year if not a legal holiday, and if a legal holiday, then on the next secular day following at 10:00 A.M., at which they shall elect a Board of Directors, and transact such other business as may properly be brought before the meeting. The date of the annual meeting of the shareholders may be held on a date different than that given above if the Board so determines, and so states in the notice of the meeting or in a duly executed waiver thereof.

     SECTION 3. SPECIAL MEETINGS. Special meetings of the shareholders may be called at any time by the President or the Board of Directors, and shall be called by the President or the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of the holders of not less than 40% of all the shares issued, outstanding and entitled to vote at the meeting. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at special


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meetings shall be confined to the purposes stated in the notice of the meeting.

     SECTION 4. NOTICE. Written or printed notice stating the place, day and hour of any shareholders' meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, to the shareholder at his address as it appears on the stock transfer books of the Corporation.

     SECTION 5. CLOSING OF STOCK TRANSFER BOOKS AND FIXING RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 50 days. If the stock transfer books shall be closed for the purpose of determining shareholders, such books shall be closed for at least 10 days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 50 days and, in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

     SECTION 6. LIST OF SHAREHOLDERS. The officer or agent of the Corporation having charge of the stock transfer books for shares of the Corporation shall make, at least 10 days before


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each meeting of the shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of voting shares held by each, which list, for a period of 10 days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during the usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list of transfer books or to vote at any meetings of shareholders.

     SECTION 7. QUORUM. The holders of a majority of the issued and outstanding shares and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by the Articles of Incorporation or by the General Corporation Law of the State of Delaware (herein called the "Act"). If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. Once a quorum is constituted, the shareholders present or represented by proxy at a meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal therefrom of such number of shareholders as to leave less than a quorum.

     SECTION 8. VOTING. When a quorum is present at any meeting, the vote of the holders of a majority of the shares present or represented by proxy at such meeting and entitled to vote shall be the act of the shareholders.

     Each shareholder shall at every meeting of the shareholders be entitled to one vote in person or by proxy for each share having voting power held by such shareholder, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation. At each election for directors every shareholder shall be entitled to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. Cumulative voting is prohibited by the Articles of Incorporation.


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Every proxy must be executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided therein. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law.

     Shares registered in the name of another corporation may be voted by such officer, agent, or proxy as the Bylaws of such corporation may prescribe or, in the absence of such provisions, as the Board of Directors of such corporation may determine.

     Shares held by an administrator, executor, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name as trustee.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without being transferred into his name, if such authority is contained in an appropriate order of the court that appointed the receiver.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Shares of its own stock belonging to the Corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

     SECTION 9. ACTION BY UNANIMOUS CONSENT. Any action required to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Any and all parties dealing with the Corporation shall be entitled to rely on a copy or facsimile of any such written consent rather than an original thereof.

     SECTION 10. PRESENCE AT MEETINGS BY MEANS OF COMMUNICATION EQUIPMENT. Shareholders may participate in and hold a meeting of such shareholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and


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participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE III

                                    DIRECTORS

     SECTION 1. NUMBER OF DIRECTORS. The number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors, but in no case shall the number of directors be less than 1 or more than 9. Until otherwise fixed by resolution of the Board of Directors, the number of directors shall be as stated in the Articles of Incorporation of the Corporation. No decrease in the number of directors shall have the effect of reducing the term of any incumbent director. Directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article III, and each director shall hold office until (i) his successor is elected and qualified,
(ii) he dies, (iii) he resigns, or (iv) he is removed. Directors need not be residents of the State of Delaware or shareholders of the Corporation.

     SECTION 2. VACANCIES. Subject to other provisions of this Section, any vacancy occurring in the Board of Directors may be fixed by the affirmative vote of a majority of the remaining directors, though the remaining directors may constitute less than a quorum of the Board of Directors as fixed by Section 10 of this Article III. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by unanimous vote of the existing directors. Shareholders holding a majority of the issued and outstanding shares entitled to vote may, at any time, terminate the term of office of all or any of the directors, with or without cause, by a vote at any annual or special meeting, or by written statement, signed by the holders of all of such shares, and filed with the Secretary or, in his absence, with any other officer. Such removal shall be effective immediately upon such shareholder action even if successors are not elected simultaneously, and the vacancies on the Board of Directors caused by such action shall be filled only by election by the shareholders.

     SECTION 3. GENERAL POWERS. The business of the Corporation shall be managed by its Board of Directors, which may exercise


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all powers of the Corporation and do all such lawful acts and things, as are not by the Act, the Articles of Incorporation or these Bylaws directed or required to be exercised or done by the shareholders.

     SECTION 4. PLACE OF MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

     SECTION 5. ANNUAL MEETINGS. The first meeting of each newly elected Board of Directors shall be held, without further notice, immediately following the annual meeting of shareholders at which such directors were elected, provided a quorum shall be present. In the event such meeting is not held immediately following the annual meeting, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver of notice signed by all of the directors.

     SECTION 6. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held without special notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     SECTION 7. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board of Directors or the President, and shall be called by the Secretary on the written request of a majority of the incumbent directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

     SECTION 8. NOTICE OF SPECIAL MEETINGS. Notice of any special meetings shall be given at least 48 hours previous thereto if given either personally (including written notice delivered personally or telephone notice) or by telegram, and at least 120 hours previous thereto if given by written notice mailed to each director at the address of his business or residence. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail addressed in the above-specified manner, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.


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     SECTION 9. WAIVER OF NOTICE. Any director may waive notice of any meeting, as provided in Article IV, Section 2, of these Bylaws. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 10. QUORUM AND VOTING. At all meetings of the Board of Directors, the presence of a majority of the number of directors fixed by Article III,
Section 1, of these Bylaws shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the Act, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, a majority of the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 11. CHAIRMAN OF THE BOARD. The Board of Directors may elect a Chairman of the Board at each annual meeting of the Board of Directors. The Chairman of the Board shall be a director of the Corporation and shall hold office until the annual meeting of the Board of Directors following his election or until his successor is elected and qualified. The Chairman of the Board shall preside at all meetings of the Board of Directors, and, in the absence of the President, at all meetings of the shareholders.

     SECTION 12. COMMITTEES. The Board of Directors by resolution passed by a majority of the whole Board may designate an Executive Committee, to consist of two or more directors, one of whom shall be designated as Chairman, who shall preside at all meetings of such Committee. At any meeting of the Committee a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Committee. To the extent provided in the resolution of the Board of Directors, the Executive Committee shall have and may exercise all of the authority of the Board of Directors, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. The designation of such Executive Committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law. Meetings of the Executive Committee may be called and notices given in the


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same manner as calling and giving notice of special meetings of the Board of
Directors. Any member of the Executive Committee may be removed, for or without cause, by the affirmative vote of a majority of the whole Board of Directors. If any vacancy or vacancies occur in the Executive Committee, such vacancy or vacancies shall be filled by the affirmative vote of a majority of the whole Board of Directors.

     The Board of Directors by resolution passed by a majority of the whole Board may designate other committees, each committee to consist of two or more directors, one of whom shall be designated as Chairman and shall preside at all meetings of such committee, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. At any meeting of the committee a majority of the members of the committee shall constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee. Such committee or committees shall have such name or names as may be designated by the Board of Directors.

     The Executive Committee and all other such committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

     SECTION 13. COMPENSATION OF DIRECTORS. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of any committee may, by resolution of the Board of Directors, be allowed like compensation for attending meetings.

     SECTION 14. ACTION BY UNANIMOUS CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors or of a committee designated by the Board of Directors may be taken without a meeting if a written consent, setting forth the action so taken, is signed by all the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Any and all parties dealing with the Corporation shall be entitled to rely on a copy or facsimile of any such written consent rather than an original thereof.

     SECTION 15. PRESENCE AT MEETINGS BY MEANS OF COMMUNICATION EQUIPMENT. Members of the Board of Directors of the Corporation or any committee designated by the Board of Directors may


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participate in and hold a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE IV

                                     NOTICES

     SECTION 1. FORM OF NOTICE. Whenever, under the provisions of the Act, the Articles of Incorporation or these Bylaws, notice is required to be given to any director or shareholder, and no provision is made as to how such notice shall be given, such notice shall be given in writing, by mail, postage prepaid, addressed to such director or shareholder at such address as appears on the books of the Corporation, provided, that such notice as is required to be given to any director also may be given either personally (including written notice delivered personally or telephone notice) or by telegram. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same be thus deposited in the United States mail addressed in the above-specified manner, with postage thereon prepaid.

     SECTION 2. WAIVER. Whenever any notice is required to be given to any director or shareholder of the Corporation under the provisions of the Act, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons, entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice.

                                    ARTICLE V

                                    OFFICERS

     SECTION 1. GENERAL. The elected officers of the Corporation shall be a President, one or more Vice Presidents, with or without such descriptive titles as the Board of Directors shall deem appropriate, a Secretary and a Treasurer. The Board of Directors by resolution may also appoint one or more Assistant Secretaries, Assistant Treasurers and such other officers and assistant officers and agents as from time to time may appear to


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be necessary or advisable in the conduct of the affairs of the Corporation. Any two or more offices may be held by the same person, and the offices of President and Secretary may be held by the same person.

     SECTION 2. ELECTION. The Board of Directors at its first meeting after each annual meeting of the shareholders shall elect and appoint the officers to fill the positions designated in Section 1 of this Article V. The Board of Directors may appoint such other officers and agents as it shall deem necessary and may determine the salaries of all officers and agents from time to time. The officers shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed, for or without cause, at any time by a majority vote of the whole Board when in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointments of an officer or agent shall not of itself create contract rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

     SECTION 3. PRESIDENT. The President shall have the powers of chief executive officer of the Corporation, and as chief executive officer shall have general supervision of the affairs of the Corporation and shall have general and active control of all of its business.

     The President shall preside at all meetings of the shareholders and Board of Directors. He shall have authority to execute bonds, deeds, contracts in the name of the Corporation and to affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these Bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have supervisory power over him, any officer subordinate to the President, and, in general, to exercise all the powers usually appertaining to the office of President of a corporation, except as otherwise provided in these Bylaws,

     SECTION 4. VICE PRESIDENTS. The Vice President or, if there be more than one, the Vice Presidents, shall perform all such duties and services as shall be assigned to or required of them from time to time by the Board of Directors, the Executive Committee, and the President.


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     SECTION 5. SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all proceedings of the meetings of the shareholders of the Corporation and of the Board of Directors in a book to be kept for that purpose, and shall perform like duties for the Executive Committee when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and meetings of the Board of Directors. The Secretary shall have charge of the seal of the Corporation and have authority to affix the same to any instrument requiring it, and when so affixed, it shall be attested by the Secretary's signature or by the signature of the Treasurer or an Assistant Secretary or Assistant Treasurer, which may be in facsimile. The Secretary shall keep and account for all books, documents, papers and records of the Corporation except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates, and shall generally perform all the duties usually appertaining to the office of the Secretary of a corporation.

     Assistant Secretaries, in the order of their seniority, unless otherwise determined by the Board of Directors, shall assist the Secretary, and in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may prescribe from time to time.

     SECTION 6. TREASURER AND ASSISTANT TREASURERS. The Treasurer shall be the chief financial officer of the Corporation and shall have active control of and shall be responsible for all matters pertaining to the finances of the Corporation. The Treasurer shall have the care and custody of all moneys, funds and securities of the Corporation and shall deposit all moneys and other valuable effects in the name of and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall cause to be recorded a statement of all receipts and disbursements of the Corporation in order that proper entries may be made in the books of account. The Treasurer shall have the power to sign stock certificates, to endorse for deposit or collection, or otherwise, all cheeks, drafts, notes, bills of exchange or other commercial paper payable to the Corporation, and to give proper receipts or discharges for all payments to the Corporation. He shall be responsible for all terms of credit granted by the Corporation and for the collection of all its accounts. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful


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performance of the duties of his office and for the restoration to the
Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property or whatever kind in his possession or under his control belonging to the Corporation.

     Assistant Treasurers, in the order of their seniority, unless otherwise determined by the Board of Directors, shall assist the Treasurer, and in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers deemed necessary in order to assist the Treasurer, and in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may prescribed from time to time.

     SECTION 7. BONDING. If required by the Board of Directors, all or certain of the officers shall give the Corporation a bond in such form, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

                                   ARTICLE VI

                        CERTIFICATES REPRESENTING SHARES

     SECTION 1. FORM OF CERTIFICATES. The Corporation shall deliver certificates representing all shares to which shareholders are entitled. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors and shall be numbered consecutively and entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof that the Corporation is organized under the laws of the State of Delaware; the name of the registered holder; the number, class of shares and the designation of the series, if any, which said certificate represents; and either the par value of the shares or a statement that the shares are without par value. Each certificate shall also set forth on the back thereof, a full or summary statement of matters required by the Act or the Articles of Incorporation to be described on certificates representing shares, and shall contain a statement on the face thereof referring to the matters set forth on the back thereof. Certificates shall be signed by the President or any Vice President and the Secretary or any


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Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may be adopted, nevertheless, by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

     SECTION 2. RESTRICTIONS ON TRANSFERABILITY OF SHARES. In the event any restriction on the transfer, or registration of the transfer of shares, shall be imposed or agreed to, by the Corporation, as permitted by law, each certificate representing shares so restricted shall conspicuously set forth a full or summary statement of the restriction on the face of the certificate, or shall set forth such statement on the back of the certificate and conspicuously state on the face or back of the certificate that such restriction exists pursuant to a specified document and that the Corporation will furnish to the holder of the certificate without charge upon written request to the Corporation at its principal place of business or registered office a copy of the specified document.

     SECTION 3. LOST CERTIFICATES. The Corporation may direct that a new certificate or certificates be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing the issuance of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and give the Corporation a bond in such form, in such sum, and with such surety or sureties as the Corporation may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

     SECTION 4. TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. Subject to


                         BYLAWS OF EVERCOM SYSTEMS, INC.

any restrictions on transfer set forth in the Articles of Incorporation of the Corporation, these Bylaws or any agreement among shareholders to which the Corporation is a party or has notice, upon surrender to the Corporation or to the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     SECTION 5. REGISTERED SHAREHOLDERS. The Corporation shall be entitled to recognize the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE VII

                                 INDEMNIFICATION

     The Corporation shall indemnify any person (and the heirs, executors and administrators of such person) who is or was a director or officer of the Corporation, or of any other corporation and of which the Corporation directly or indirectly is a shareholder or creditor or in which it is in any way interested, against any and all liability and all expenses that may be incurred by him in connection with or resulting from any claim, action, suit or proceeding (whether brought by or in the right of the Corporation or otherwise), civil or criminal, or in connection with an appeal relating thereto, in which he may become involved as a party or otherwise by reason of being or having been such a director or officer (whether or not a director or officer at the time such liability and expense may be incurred) provided such person acted, in good faith, in what he reasonably believed to be the best interests of the Corporation or such other corporation, as the case may be, and in addition, in any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any claim, action, suit or proceeding, civil or criminal, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contenders, or its equivalent, shall not create a presumption that a director, officer or employee did not meet the standards of conduct set forth in this Article VII.


                         BYLAWS OF EVERCOM SYSTEMS, INC.

     The terms "liability" and "all expenses" shall include, but shall not be limited to, legal fees and disbursements and amounts of judgments, fines or penalties against, and amounts paid in settlement by, a director, officer or employee. Any expenses incurred by a director, officer or employee with respect to any claim, action, suit or proceeding of the character described above may be advanced prior to the final disposition thereof upon receipt of an agreement by or on behalf of the recipient to repay such amount unless it shall ultimately be determined that he is entitled to indemnification under the provisions of this
Article VII.

     Any director or officer (and the heirs, executors and administrators of such director or officer) who has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit or proceeding of the character described above shall be entitled to indemnification as a matter of right. Except as provided in the preceding sentence, any indemnification under the provisions of this Article VII shall be made upon the receipt from the person seeking indemnification of (i) his written affirmation that he has met the requisite standard of conduct necessary for indemnification and (ii) his written understanding that he will repay such advanced sums if it is ultimately determined that he has not met those requirements.

     The Corporation shall have the power to purchase and maintain insurance on behalf of any director, officer, employee or agent against all liability and expense that may be incurred by him in such capacity and in any other capacity in which he served at the request of the Corporation, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

     The rights of indemnification provided for in this Article VII shall be in addition to any rights to which any such director or officer may be entitled under the General Corporation Law of the State of Delaware, including any agreement, vote of shareholders and the Articles of Incorporation.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     SECTION 1. DIVIDENDS. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Act, the Articles of Incorporation and any agreements or obligations of the Corporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the


                         BYLAWS OF EVERCOM SYSTEMS, INC.

Corporation, provided that all such declarations and payments of dividends shall be in strict compliance with all applicable laws and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining shareholders entitled to receive payment of any dividend, such record date to be not more than 50 days prior to the payment of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

     SECTION 2. RESERVES. There may be created by a resolution of the Board of Directors out of the earned surplus of the Corporation such reserve or reserves as the Board of Directors from time to time, in its absolute discretion, deems proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other proper purposes as the Board of Directors shall deem beneficial to the Corporation, and the Board of Directors may modify or abolish any reserve in the same manner in which it was created.

     SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     SECTION 4. SEAL. The Corporation shall have a seal which may be used by causing it or a facsimile thereof to be impressed on, affixed to, or in any manner reproduced upon, instruments of any nature required to be executed by its proper officers.

     SECTION 5. ANNUAL STATEMENT. The Board of Directors shall present at each annual meeting and when called for by vote of the shareholders at any special meeting of the shareholders, a full and clear statement of the business and condition of the Corporation.

     SECTION 6. CHECKS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may designate from time to time.

     SECTION 7. VOTING SECURITIES OWNED BY CORPORATION. Voting securities in any other corporation held by this Corporation shall be voted by the President or any Vice President, unless the Board of Directors confers authority to vote with respect thereto, which may be general or confined to specific investments, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies with the general power of substitution.


                         BYLAWS OF EVERCOM SYSTEMS, INC.

     SECTION 8. RESIGNATION. Any director, officer, employee or agent of the Corporation may resign by giving written notice to the President or the Secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified therein. Unless specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

                                   ARTICLE IX

                              AMENDMENTS TO BYLAWS

     These Bylaws may be altered, amended, modified or repealed, or new Bylaws may be adopted at any meeting of the Board of Directors at which a quorum is present by the affirmative vote of a majority of the Directors present at such meeting.


                         BYLAWS OF EVERCOM SYSTEMS, INC.

                         ORGANIZATIONAL WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF

                              TALTON INVISION, INC.

                                 August 22, 1997

          Pursuant to Section 141(f) of the Delaware Corporation Law, the undersigned, being all of the members of the Board of Directors of Talton Invision, Inc., a Delaware corporation (the "Corporation"), hereby consent to, approve and adopt the following resolutions for the organization of the Corporation, which resolutions shall have the same force and effect as if adopted at an organizational meeting of the Board of Directors of the Corporation duly called and held for the purpose of acting upon proposals to adopt such resolutions:

     RESOLVED, that the Secretary of the Corporation be, and hereby is, instructed to insert a certified duplicate original of the Articles of Incorporation of the Corporation, which were duly filed in the office of the Secretary of State of Delaware on August 22, 1997, in the minute book of the Corporation;

     RESOLVED FURTHER, that the Bylaws attached hereto be, and the same hereby are, adopted as the Bylaws of the Corporation, and the Secretary of the Corporation be, and hereby is, instructed to insert the attached copy of the Bylaws in the minute book of the Corporation;

     RESOLVED FURTHER, that the following persons be, and they hereby are, elected to the offices of the Corporation set forth opposite their names below, to serve in such capacity until the election and qualification of their successors:

          Todd W. Follmer       President/
                                Assistant Secretary

          John A. Crooks, Jr.   Vice President/
                                Assistant Secretary

          John R. Summers       Vice President/
                                Secretary/Treasurer

          Brenda King           Assistant Secretary

     RESOLVED FURTHER, that the form of stock certificate representing the common stock, $1.00 par value, of the Corporation, a specimen of which is attached hereto, be, and the same hereby is, approved and adopted, and that the Secretary of the Corporation be, and hereby is, instructed to insert the attached specimen in the minute book of the Corporation;

     RESOLVED FURTHER, that the use of a corporate seal of the Corporation and the attestation of the documents of the Corporation by the Secretary or other officer of the Corporation be, and they each hereby are, waived and they shall not be required on instruments or other documents as evidence of a proper act of the Corporation or the officers thereof, except as required by law;

     RESOLVED FURTHER, that the first fiscal year of the Corporation shall begin on the date hereof and end on the last day of December, 1997, and thereafter the fiscal year of the Corporation shall begin on the first day of January and end on the last day of December of each year;

     RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized to establish bank accounts in the name of and on behalf of the Corporation with such banks, either within or without the continental United States, as the officers may deem necessary or advisable, and in connection therewith to execute said bank' regular corporate resolution forms, which are incorporated by reference in and made a part of this resolution, and the Secretary be, and hereby is, directed to place a copy of each executed corporate resolution form in the minute book of the Corporation;

     RESOLVED FURTHER, that the President of the Corporation be, and hereby is, authorized as a signatory on all bank accounts established in the name and on behalf of the Corporation;

     RESOLVED FURTHER, that the President of the Corporation be, and hereby is, authorized, directed and empowered to designate any other employee of the Corporation as an authorized signatory on any such bank accounts established in the name and on behalf of the Corporation if the President deems such designation necessary or advisable, and in connection with such designation, to establish limitations on the authority of the designated signatory, including amounts or requirements for cosignors;

     RESOLVED FURTHER, that the Secretary of the Corporation be, and hereby is, directed to pay all expenses properly incurred in connection with the organization of the Corporation;

     RESOLVED FURTHER, that the Secretary of the Corporation be, and hereby is, instructed to purchase such record books and books of account, checks, stationery and office supplies as may be necessary or appropriate for the proper administration of the affairs of the Corporation;

     RESOLVED FURTHER, that for the purposes of authorizing the Corporation to do business in any state, territory, dependency of the United States or any foreign country in which it is necessary or expedient for the Corporation to transact business, the appropriate officers of the Corporation be, and each hereby is, authorized, directed and empowered to appoint and substitute all necessary agents or attorneys for the service of process, to designate and change the location of all necessary certificates, reports, powers of attorney and other such instruments as may be required by the laws of such state, territory, dependency or country to authorize the Corporation to transact business therein, and whenever it is expedient for the Corporation to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports revocation or appointment or surrender of authority as may be necessary to terminate the authority of the Corporation to do business in any such state, territory, dependency or country, and to execute such general corporate resolution forms which may be required to effect any of the foregoing, said resolution forms being hereby incorporated by reference and made a part of this resolution, and the Secretary be, and hereby is, directed to place a copy of such executed corporate resolution form in the minute book of the Corporation;

     RESOLVED FURTHER, that the Corporation issue and deliver to Talton Holdings, Inc., 1000 shares of authorized but unissued Common Stock, $1.00 par value, evidenced by Certificate No. 1, upon the contribution to the Corporation of $1000 in cash, whereupon such shares shall be duly and validly issued, fully paid and nonassessable;

     RESOLVED FURTHER, that the proper officers of the Corporation be, and they hereby are, authorized, empowered and directed to do all other things and acts and to execute and deliver all other instruments and documents as may be, in their sole judgment, necessary, proper or advisable in order to carry out and comply with the purposes and intent of these resolutions and all of the acts and deeds of the proper officers which are consistent with the purposes and intent of these resolutions shall be, and the same hereby are, in all respects, approved, confirmed and adopted as the acts and deeds of the Corporation.

          Any third party dealing with the Corporation shall be entitled to rely on a copy or facsimile of this Organizational Written Consent rather than an original hereof.

                       [SEE FOLLOWING PAGE FOR SIGNATURES]

          IN WITNESS WHEREOF, the undersigned has executed this Organizational Written Consent as of the date first above written.

                                        SOLE DIRECTOR:


                                        /s/ Todd W. Follmer
                                        ----------------------------------------
                                        Todd W. Follmer

                                     BYLAWS

                                       OF

                              TALTON INVISION, INC.

                                    ARTICLE I

                                     OFFICES

     SECTION 1. PRINCIPAL OFFICE. The principal office of the Corporation shall be in the County of Dallas, State of Texas.

     SECTION 2. OTHER OFFICES. The Corporation also may have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  SHAREHOLDERS

     SECTION 1. TIME AND PLACE OF MEETING. Meetings of the shareholders shall be held at such times and at such places, within or without the State of Delaware, as shall be determined by the Board of Directors.

     SECTION 2. ANNUAL MEETINGS. Annual meetings of shareholders shall be held on the second Friday of the first month of each fiscal year if not a legal holiday, and if a legal holiday, then on the next secular day following at 10:00 A.M., at which they shall elect a Board of Directors, and transact such other business as may properly be brought before the meeting. The date of the annual meeting of the shareholders may be held on a date different than that given above if the Board so determines, and so states in the notice of the meeting or in a duly executed waiver thereof.

     SECTION 3. SPECIAL MEETINGS. Special meetings of the shareholders may be called at any time by the President or the Board of Directors, and shall be called by the President or the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of the holders of not less than 40% of all the shares issued, outstanding and entitled to vote at the meeting. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at special meetings shall be confined to the purposes stated in the notice of the meeting.


                         BYLAWS OF TALTON INVISION, INC.

     SECTION 4. NOTICE. Written or printed notice stating the place, day and hour of any shareholders' meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, to the shareholder at his address as it appears on the stock transfer books of the Corporation.

     SECTION 5. CLOSING OF STOCK TRANSFER BOOKS AND FIXING RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 50 days. If the stock transfer books shall be closed for the purpose of determining shareholders, such books shall be closed for at least 10 days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 50 days and, in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

     SECTION 6. LIST OF SHAREHOLDERS. The officer or agent of the Corporation having charge of the stock transfer books for shares of the Corporation shall make, at least 10 days before each meeting of the shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of voting shares held by each, which list, for a period of 10 days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to


                         BYLAWS OF TALTON INVISION, INC.

inspection by any shareholder at any time during the usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list of transfer books or to vote at any meetings of shareholders.

     SECTION 7. QUORUM. The holders of a majority of the issued and outstanding shares and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by the Articles of Incorporation or by the General Corporation Law of the State of Delaware (herein called the "Act"). If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. Once a quorum is constituted, the shareholders present or represented by proxy at a meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal therefrom of such number of shareholders as to leave less than a quorum.

     SECTION 8. VOTING. When a quorum is present at any meeting, the vote of the holders of a majority of the shares present or represented by proxy at such meeting and entitled to vote shall be the act of the shareholders.

     Each shareholder shall at every meeting of the shareholders be entitled to one vote in person or by proxy for each share having voting power held by such shareholder, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation. At each election for directors every shareholder shall be entitled to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. Cumulative voting is prohibited by the Articles of Incorporation. Every proxy must be executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided therein. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law.

     Shares registered in the name of another corporation may be voted by such officer, agent, or proxy as the Bylaws of such


                         BYLAWS OF TALTON INVISION, INC.

corporation may prescribe or, in the absence of such provisions, as the Board of Directors of such corporation may determine.

     Shares held by an administrator, executor, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name as trustee.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without being transferred into his name, if such authority is contained in an appropriate order of the court that appointed the receiver.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Shares of its own stock belonging to the Corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

     SECTION 9. ACTION BY UNANIMOUS CONSENT. Any action required to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Any and all parties dealing with the Corporation shall be entitled to rely on a copy or facsimile of any such written consent rather than an original thereof.

     SECTION 10. PRESENCE AT MEETINGS BY MEANS OF COMMUNICATION EQUIPMENT. Shareholders may participate in and hold a meeting of such shareholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                         BYLAWS OF TALTON INVISION, INC.

                                   ARTICLE III

                                    DIRECTORS

     SECTION 1. NUMBER OF DIRECTORS. The number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors, but in no case shall the number of directors be less than 1 or more than 9. Until otherwise fixed by resolution of the Board of Directors, the number of directors shall be as stated in the Articles of Incorporation of the Corporation. No decrease in the number of directors shall have the effect of reducing the term of any incumbent director. Directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this
Article III, and each director shall hold office until (i) his successor is elected and qualified, (ii) he dies, (iii) he resigns, or (iv) he is removed. Directors need not be residents of the State of Delaware or shareholders of the Corporation.

     SECTION 2. VACANCIES. Subject to other provisions of this Section, any vacancy occurring in the Board of Directors may be fixed by the affirmative vote of a majority of the remaining directors, though the remaining directors may constitute less than a quorum of the Board of Directors as fixed by Section 10 of this Article III. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by unanimous vote of the existing directors. Shareholders holding a majority of the issued and outstanding shares entitled to vote may, at any time, terminate the term of office of all or any of the directors, with or without cause, by a vote at any annual or special meeting, or by written statement, signed by the holders of all of such shares, and filed with the Secretary or, in his absence, with any other officer. Such removal shall be effective immediately upon such shareholder action even if successors are not elected simultaneously, and the vacancies on the Board of Directors caused by such action shall be filled only by election by the shareholders.

     SECTION 3. GENERAL POWERS. The business of the Corporation shall be managed by its Board of Directors, which may exercise all powers of the Corporation and do all such lawful acts and things, as are not by the Act, the Articles of Incorporation or these Bylaws directed or required to be exercised or done by the shareholders.

     SECTION 4. PLACE OF MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

     SECTION 5. ANNUAL MEETINGS. The first meeting of each newly elected Board of Directors shall be held, without further notice,


                         BYLAWS OF TALTON INVISION, INC.

immediately following the annual meeting of shareholders at which such directors were elected, provided a quorum shall be present. In the event such meeting is not held immediately following the annual meeting, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver of notice signed by all of the directors.

     SECTION 6. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held without special notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     SECTION 7. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board of Directors or the President, and shall be called by the Secretary on the written request of a majority of the incumbent directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

     SECTION 8. NOTICE OF SPECIAL MEETINGS. Notice of any special meetings shall be given at least 48 hours previous thereto if given either personally (including written notice delivered personally or telephone notice) or by telegram, and at least 120 hours previous thereto if given by written notice mailed to each director at the address of his business or residence. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail addressed in the above-specified manner, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     SECTION 9. WAIVER OF NOTICE. Any director may waive notice of any meeting, as provided in Article IV, Section 2, of these Bylaws. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 10. QUORUM AND VOTING. At all meetings of the Board of Directors, the presence of a majority of the number of directors fixed by Article III,
Section 1, of these Bylaws shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as


                         BYLAWS OF TALTON INVISION, INC.

may be otherwise specifically provided by the Act, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, a majority of the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 11. CHAIRMAN OF THE BOARD. The Board of Directors may elect a Chairman of the Board at each annual meeting of the Board of Directors. The Chairman of the Board shall be a director of the Corporation and shall hold office until the annual meeting of the Board of Directors following his election or until his successor is elected and qualified. The Chairman of the Board shall preside at all meetings of the Board of Directors, and, in the absence of the President, at all meetings of the shareholders.

     SECTION 12. COMMITTEES. The Board of Directors by resolution passed by a majority of the whole Board may designate an Executive Committee, to consist of two or more directors, one of whom shall be designated as Chairman, who shall preside at all meetings of such Committee. At any meeting of the Committee a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Committee. To the extent provided in the resolution of the Board of Directors, the Executive Committee shall have and may exercise all of the authority of the Board of Directors, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. The designation of such Executive Committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law. Meetings of the Executive Committee may be called and notices given in the same manner as calling and giving notice of special meetings of the Board of Directors. Any member of the Executive Committee may be removed, for or without cause, by the affirmative vote of a majority of the whole Board of Directors. If any vacancy or vacancies occur in the Executive Committee, such vacancy or vacancies shall be filled by the affirmative vote of a majority of the whole Board of Directors.

     The Board of Directors by resolution passed by a majority of the whole Board may designate other committees, each committee to consist of two or more directors, one of whom shall be designated as Chairman and shall preside at all meetings of such committee, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. At any meeting of the committee a majority of the members of the committee shall constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the


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committee. Such committee or committees shall have such name or names as may be designated by the Board of Directors.

     The Executive Committee and all other such committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

     SECTION 13. COMPENSATION OF DIRECTORS. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of any committee may, by resolution of the Board of Directors, be allowed like compensation for attending meetings.

     SECTION 14. ACTION BY UNANIMOUS CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors or of a committee designated by the Board of Directors may be taken without a meeting if a written consent, setting forth the action so taken, is signed by all the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Any and all parties dealing with the Corporation shall be entitled to rely on a copy or facsimile of any such written consent rather than an original thereof.

     SECTION 15. PRESENCE AT MEETINGS BY MEANS OF COMMUNICATION EQUIPMENT. Members of the Board of Directors of the Corporation or any committee designated by the Board of Directors may participate in and hold a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE IV

                                     NOTICES

     SECTION 1. FORM OF NOTICE. Whenever, under the provisions of the Act, the Articles of Incorporation or these Bylaws, notice is required to be given to any director or shareholder, and no provision is made as to how such notice shall be given, such notice shall be given in writing, by mail, postage prepaid, addressed to such director or shareholder at such address as appears on the books of the Corporation, provided, that such


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
notice as is required to be given to any director also may be given either personally (including written notice delivered personally or telephone notice) or by telegram. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same be thus deposited in the United States mail addressed in the above-specified manner, with postage thereon prepaid.

     SECTION 2. WAIVER. Whenever any notice is required to be given to any director or shareholder of the Corporation under the provisions of the Act, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice.

                                   ARTICLE V

                                    OFFICERS

     SECTION 1. GENERAL. The elected officers of the Corporation shall be a President, one or more Vice Presidents, with or without such descriptive titles as the Board of Directors shall deem appropriate, a Secretary and a Treasurer. The Board of Directors by resolution may also appoint one or more Assistant Secretaries, Assistant Treasurers and such other officers and assistant officers and agents as from time to time may appear to be necessary or advisable in the conduct of the affairs of the Corporation. Any two or more offices may be held by the same person, and the offices of President and Secretary may be held by the same person.

     SECTION 2. ELECTION. The Board of Directors at its first meeting after each annual meeting of the shareholders shall elect and appoint the officers to fill the positions designated in Section 1 of this Article V. The Board of Directors may appoint such other officers and agents as it shall deem necessary and may determine the salaries of all officers and agents from time to time. The officers shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed, for or without cause, at any time by a majority vote of the whole Board when in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointments of an officer or agent shall not of itself create contract rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

     SECTION 3. PRESIDENT. The President shall have the powers of chief executive officer of the Corporation, and as chief


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executive officer shall have general supervision of the affairs of the
Corporation and shall have general and active control of all of its business.

     The President shall preside at all meetings of the shareholders and Board of Directors. He shall have authority to execute bonds, deeds, contracts in the name of the Corporation and to affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these Bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have supervisory power over him, any officer subordinate to the President, and, in general, to exercise all the powers usually appertaining to the office of President of a corporation, except as otherwise provided in these Bylaws.

     SECTION 4. VICE PRESIDENTS. The Vice President or, if there be more than one, the Vice Presidents, shall perform all such duties and services as shall be assigned to or required of them from time to time by the Board of Directors, the Executive Committee, and the President.

     SECTION 5. SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all proceedings of the meetings of the shareholders of the Corporation and of the Board of Directors in a book to be kept for that purpose, and shall perform like duties for the Executive Committee when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and meetings of the Board of Directors. The Secretary shall have charge of the seal of the Corporation and have authority to affix the same to any instrument requiring it, and when so affixed, it shall be attested by the Secretary's signature or by the signature of the Treasurer or an Assistant Secretary or Assistant Treasurer, which may be in facsimile. The Secretary shall keep and account for all books, documents, papers and records of the Corporation except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates, and shall generally perform all the duties usually appertaining to the office of the Secretary of a corporation.

     Assistant Secretaries, in the order of their seniority, unless otherwise determined by the Board of Directors, shall assist the Secretary, and in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may prescribe from time to time.


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     SECTION 6. TREASURER AND ASSISTANT TREASURERS. The Treasurer shall be the chief financial officer of the Corporation and shall have active control of and shall be responsible for all matters pertaining to the finances of the Corporation. The Treasurer shall have the care and custody of all moneys, funds and securities of the Corporation and shall deposit all moneys and other valuable effects in the name of and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall cause to be recorded a statement of all receipts and disbursements of the Corporation in order that proper entries may be made in the books of account. The Treasurer shall have the power to sign stock certificates, to endorse for deposit or collection, or otherwise, all checks, drafts, notes, bills of exchange or other commercial paper payable to the Corporation, and to give proper receipts or discharges for all payments to the Corporation. He shall be responsible for all terms of credit granted by the Corporation and for the collection of all its accounts. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property or whatever kind in his possession or under his control belonging to the Corporation.

     Assistant Treasurers, in the order of their seniority, unless otherwise determined by the Board of Directors, shall assist the Treasurer, and in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers deemed necessary in order to assist the Treasurer, and in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may prescribed from time to time.

     SECTION 7. BONDING. If required by the Board of Directors, all or certain of the officers shall give the Corporation a bond in such form, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.


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
                                   ARTICLE VI

                        CERTIFICATES REPRESENTING SHARES

     SECTION 1. FORM OF CERTIFICATES. The Corporation shall deliver certificates representing all shares to which shareholders are entitled. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors and shall be numbered consecutively and entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof that the Corporation is organized under the laws of the State of Delaware; the name of the registered holder; the number, class of shares and the designation of the series, if any, which said certificate represents; and either the par value of the shares or a statement that the shares are without par value. Each certificate shall also set forth on the back thereof, a full or summary statement of matters required by the Act or the Articles of Incorporation to be described on certificates representing shares, and shall contain a statement on the face thereof referring to the matters set forth on the back thereof. Certificates shall be signed by the President or any Vice President and the Secretary or any Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may be adopted, nevertheless, by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

     SECTION 2. RESTRICTIONS ON TRANSFERABILITY OF SHARES. In the event any restriction on the transfer, or registration of the transfer of shares, shall be imposed or agreed to, by the Corporation, as permitted by law, each certificate representing shares so restricted shall conspicuously set forth a full or summary statement of the restriction on the face of the certificate, or shall set forth such statement on the back of the certificate and conspicuously state on the face or back of the certificate that such restriction exists pursuant to a specified document and that the Corporation will furnish to the holder of the certificate without charge upon written request to the Corporation at its principal place of business or registered office a copy of the specified document.


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     SECTION 3. LOST CERTIFICATES. The Corporation may direct that a new certificate or certificates be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing the issuance of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and give the Corporation a bond in such form, in such sum, and with such surety or sureties as the Corporation may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

     SECTION 4. TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. Subject to any restrictions on transfer set forth in the Articles of Incorporation of the Corporation, these Bylaws or any agreement among shareholders to which the Corporation is a party or has notice, upon surrender to the Corporation or to the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     SECTION 5. REGISTERED SHAREHOLDERS. The Corporation shall be entitled to recognize the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE VII

                                 INDEMNIFICATION

     The Corporation shall indemnify any person (and the heirs, executors and administrators of such person) who is or was a director or officer of the Corporation, or of any other corporation and of which the Corporation directly or indirectly is a shareholder or creditor or in which it is in any way interested, against any and all liability and all expenses that may be incurred by him in connection with or resulting from any claim, action, suit or proceeding (whether brought by or in the right of the Corporation or otherwise), civil or criminal, or in connection with an appeal relating thereto, in which he may


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
become involved as a party or otherwise by reason of being or having been such a director or officer (whether or not a director or officer at the time such liability and expense may be incurred) provided such person acted, in good faith, in what he reasonably believed to be the best interests of the Corporation or such other corporation, as the case may be, and in addition, in any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any claim, action, suit or proceeding, civil or criminal, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that a director, officer or employee did not meet the standards of conduct set forth in this Article VII.

     The terms "liability" and "all expenses" shall include, but shall not be limited to, legal fees and disbursements and amounts of judgments, fines or penalties against, and amounts paid in settlement by, a director, officer or employee. Any expenses incurred by a director, officer or employee with respect to any claim, action, suit or proceeding of the character described above may be advanced prior to the final disposition thereof upon receipt of an agreement by or on behalf of the recipient to repay such amount unless it shall ultimately be determined that he is entitled to indemnification under the provisions of this
Article VII.

     Any director or officer (and the heirs, executors and administrators of such director or officer) who has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit or proceeding of the character described above shall be entitled to indemnification as a matter of right. Except as provided in the preceding sentence, any indemnification under the provisions of this Article VII shall be made upon the receipt from the person seeking indemnification of (i) his written affirmation that he has met the requisite standard of conduct necessary for indemnification and (ii) his written understanding that he will repay such advanced sums if it is ultimately determined that he has not met those requirements.

     The Corporation shall have the power to purchase and maintain insurance on behalf of any director, officer, employee or agent against all liability and expense that may be incurred by him in such capacity and in any other capacity in which he served at the request of the Corporation, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

     The rights of indemnification provided for in this Article VII shall be in addition to any rights to which any such director or officer may be entitled under the General Corporation Law of the State of Delaware, including any agreement, vote of shareholders and the Articles of Incorporation.


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
                                  ARTICLE VIII

                               GENERAL PROVISIONS

     SECTION 1. DIVIDENDS. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Act, the Articles of Incorporation and any agreements or obligations of the Corporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, provided that all such declarations and payments of dividends shall be in strict compliance with all applicable laws and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining shareholders entitled to receive payment of any dividend, such record date to be not more than 50 days prior to the payment of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

     SECTION 2. RESERVES. There may be created by a resolution of the Board of Directors out of the earned surplus of the Corporation such reserve or reserves as the Board of Directors from time to time, in its absolute discretion, deems proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other proper purposes as the Board of Directors shall deem beneficial to the Corporation, and the Board of Directors may modify or abolish any reserve in the same manner in which it was created.

     SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     SECTION 4. SEAL. The Corporation shall have a seal which may be used by causing it or a facsimile thereof to be impressed on, affixed to, or in any manner reproduced upon, instruments of any nature required to be executed by its proper officers.

     SECTION 5. ANNUAL STATEMENT. The Board of Directors shall present at each annual meeting and when called for by vote of the shareholders at any special meeting of the shareholders, a full and clear statement of the business and condition of the Corporation.

     SECTION 6. CHECKS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may designate from time to time.

     SECTION 7. VOTING SECURITIES OWNED BY CORPORATION. Voting securities in any other corporation held by this Corporation


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
shall be voted by the President or any Vice President, unless the Board of Directors confers authority to vote with respect thereto, which may be general or confined to specific investments, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies with the general power of substitution.

     SECTION 8. RESIGNATION. Any director, officer, employee or agents of the Corporation may resign by giving written notice to the President or the Secretary. The resignation shall take effect at the time Specified therein, or immediately if no time is specified therein. Unless specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

                                   ARTICLE IX

                              AMENDMENTS TO BYLAWS

     These Bylaws may be altered, amended, modified or repealed, or new Bylaws may be adopted at any meeting of the Board of Directors at which a quorum is present by the affirmative vote of a majority of the Directors present at such meeting.


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